UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22137

Oppenheimer Master Loan Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet OppenheimerFunds, Inc. Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period:  9/28/2012

Item 1. Reports to Stockholders.

September 30, 2012

Oppenheimer Master Loan Fund, LLC	Annual Report

ANNUAL REPORT

Listing of Top Holdings

Fund Performance Discussion

Financial Statements

TABLE OF CONTENTS

ANNUAL REPORT
4	Top Holdings and Allocations
5	Fund Performance Discussion
8	Fund Expenses
10	Statement of Investments
29	Statement of Assets and Liabilities
30	Statement of Operations
31	Statements of Changes in Net Assets
32	Financial Highlights
33	Notes to Financial Statements
44	Report of Independent Registered Public Accounting Firm
45	Board Approval of the Fund’s Investment Advisory Agreement
48	Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments
49	Trustees and Officers Bios
56	Privacy Policy Notice

Portfolio Managers

Margaret Hui

Joseph Welsh

Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2	OPPENHEIMER MASTER LOAN FUND, LLC

PERFORMANCE

Average Annual Total Returns
For the Periods Ended 9/28/12
1-Year	Since Inception (10/31/07)
11.42%	5.29%

The Fund’s benchmark, the Credit Suisse Leveraged Loan Index,1 returned 10.73% for the 12 months ended September 30, 2012.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012. See page 6 for further performance information.

1. The Credit Suisse Leveraged Loan Index is a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. Indices cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

3	OPPENHEIMER MASTER LOAN FUND, LLC

TOP HOLDINGS AND ALLOCATIONS

Top Ten Corporate Loans Industries
Media	12.1%
Commercial Services & Supplies	11.6
Hotels, Restaurants & Leisure	6.3
Health Care Providers & Services	5.3
Health Care Equipment & Supplies	4.6
Electrical Equipment	4.0
Chemicals	3.8
Aerospace & Defense	2.9
Auto Components	2.8
Diversified Telecommunication Services	2.7

Portfolio holdings and allocations are subject to change. Percentages are as of September 28, 2012, and are based on net assets.

Credit Rating Breakdown	NRSRO Only Total
AAA	3.6%
BBB	1.1
BB	33.8
B	53.4
CCC	5.4
CC	0.6
C	0.1
Unrated	2.0

Total	100.0%

The percentages above are based on the market value of the Fund’s securities as of September 28, 2012, and are subject to change. Except for securities labeled “Unrated,” and except for certain securities issued or guaranteed by a sovereign entity, all securities have been rated by at least one Nationally Recognized Statistical Rating Organization (“NRSRO”), such as Standard & Poor’s (“S&P”). For securities rated only by an NRSRO other than S&P, OppenheimerFunds, Inc. converts that rating to the equivalent S&P rating. If two or more NRSROs have assigned a rating to a security, the highest S&P equivalent rating is used. Unrated securities issued or guaranteed by a foreign sovereign are assigned a credit rating equal to the highest NRSRO rating assigned to that foreign sovereign. Fund assets invested in Oppenheimer Institutional Money Market Fund are assigned that fund’s S&P rating, which is currently AAA. For the purposes of this table, “investment-grade” securities are securities rated within the NRSROs’ four highest rating categories, which include AAA, AA, A and BBB. Unrated securities do not necessarily indicate low credit quality, and may or may not be the equivalent of investment-grade. Please consult the Fund’s prospectus and Statement of Additional Information for further information.

4	OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion of the Fund’s performance during the reporting period ended September 28, 2012, followed by a graphical comparison of the Fund’s performance to an appropriate broad-based market index.

Management’s Discussion of Fund Performance. Over the 12-month period, Oppenheimer Master Loan Fund, LLC produced a total return of 11.42%, outperforming the Credit Suisse Leveraged Loan Index, which returned 10.73%. Bank loans generally participated fully in the market upturns this period, and they held up better than other high yield bonds during the downturns.

Most sectors produced positive returns for the Fund this period, particularly loans from issuers in the financial and forest products industries. The financials sector benefited from modestly overweight exposure and strong credit selections, including a number of prime mortgage servicing companies. The Fund also benefited from the forest products sector due to an overweight and credit picks.

While there were few detractors from performance, the aerospace-defense sector delivered relatively disappointing contributions to Fund performance partly due to a potential sequestration and a winding down of operations in Iraq and Afghanistan. Additionally, a handful of holdings in the diversified media and utilities industries were purchased at prices below our estimate of their intrinsic values and have not yet appreciated to levels that we believe reflect their underlying fundamental strengths.

Despite heightened market volatility, we maintained an investment posture we considered neither aggressive nor defensive; instead, the Fund’s generally neutral stance reflected a balance between economically sensitive issuers and those traditionally considered defensive.

Comparing the Fund’s performance to the Market. The graph that follows shows the performance of a hypothetical $10,000 investment in shares of the Fund held until September 28, 2012. Performance is measured from the inception of the Fund on October 31, 2007. The Fund’s performance reflects reinvestment of all dividends and capital gains distributions. Past performance cannot guarantee future results.

The Fund’s performance is compared to the Credit Suisse Leveraged Loan Index, a representative index of tradable, senior secured, U.S. dollar-denominated, non-investment-grade loans. The Index is unmanaged and cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to securities comprising the index.

5	OPPENHEIMER MASTER LOAN FUND, LLC

FUND PERFORMANCE DISCUSSION

Comparison of Change in Value of $10,000 Hypothetical Investments in:

Average Annual Total Returns of the Fund at 9/28/12

1-Year  11.42%      Since Inception (10/31/07)  5.29%

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. September 28, 2012 was the last business day of the Fund’s fiscal year. See Note 1 of the accompanying Notes to Financial Statements. Index returns are calculated through September 30, 2012. See page 7 for further information.

6	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES

The Fund’s returns in the graph do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce any gains you may realize if you sell your shares.

Shares of Oppenheimer Master Loan Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any interests in the Fund.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

The Fund commenced operations on 10/31/07.

7	OPPENHEIMER MASTER LOAN FUND, LLC

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 28, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8	OPPENHEIMER MASTER LOAN FUND, LLC

Actual	Beginning Account Value April 1, 2012	Ending Account Value September 28, 2012	Expenses Paid During 6 Months Ended September 28, 2012
	$1,000.00	$1,038.70	$1.66

Hypothetical (5% return before expenses)
	1,000.00	1,023.09	1.66

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/366 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended September 28, 2012 is as follows:

Expense Ratio
0.33%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

9	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    September 28, 2012*

	Principal Amount	Value
Corporate Loans—94.7%
Consumer Discretionary—29.0%
Auto Components—2.8%
FleetPride Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 12/6/17[1]	$5,970,000	$6,040,894
Goodyear Tire & Rubber Co. (The), Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.75%, 4/30/19[1]	15,715,000	15,878,703
Metaldyne LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/18/17[1]	5,516,000	5,605,635
Remy International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 12/16/16[1]	3,728,967	3,756,935
Schaeffler AG, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C2, 6%, 1/27/17[1]	10,465,000	10,569,650
TI Group Auto Systems LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 3/14/18[1]	11,497,225	11,403,810
Transtar Industries, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.41%, 12/21/16[1]	3,024,946	3,019,273
UCI International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/26/17[1]	2,441,261	2,471,778

		58,746,678
Automobiles—0.0%
Chrysler LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B1, 5.333%, 8/3/13[2]	8,849,833	44,249
Distributors—2.1%
99 Cents Only Stores, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 5.25%, 1/11/19[1]	7,058,894	7,147,131
Capital Automotive LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/11/17[1]	12,888,920	12,985,586
General Nutrition Centers, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.164%, 3/2/18[1]	2,366	2,370
Leslie’s Poolmart, Inc., Sr. Sec. Credit Facilities Term Loan, 4.50%, 11/21/16[1]	8,596,875	8,613,035
Rite Aid Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 5, 4.50%, 3/3/18[1]	6,077,642	6,070,045
Sprouts Farmers LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 4/18/18[1]	8,495,625	8,506,245
		43,324,412
Diversified Consumer Services—0.4%
Laureate Education, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 8/15/14[1]	3,636,407	3,595,497
Monitronics International, Inc., Sr. Sec. Credit Facilites 1st Lien Term Loan, Tranche B, 5.50%, 3/23/18[1]	5,492,400	5,564,488
		9,159,985
Hotels, Restaurants & Leisure—6.3%
24 Hour Fitness Worldwide, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 4/22/16[1]	8,934,350	9,057,198

10	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Hotels, Restaurants & Leisure Continued
American Seafoods Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 3/18/18[1]	$5,561,312	$5,502,223
CCM Merger, Inc./MotorCity Casino, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 3/1/17[1]	16,886,830	17,055,698
Caesars Entertainment Operating Co., Inc., Extended Sr. Sec. Credit Facilities Term Loan, 4.467%, 1/28/18[1]	25,028,629	22,007,323
DineEquity, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%-5.164%, 10/19/17[1]	4,714,997	4,755,074
Focus Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%-7.131%, 2/21/18[1]	6,191,320	6,277,223
Focus Brands, Inc., Sr. Sec. Credit Facilities Lien Term Loan, Tranche B, 6.25%, 2/21/18[1]	89,705	90,938
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.18%, 6/30/14[1,3]	6,217,506	5,965,697
Golden Nugget, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 3.18%, 6/30/14[1,3]	3,344,448	3,208,998
Golden Nugget, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Tranche 2L, 3.47%, 11/2/14[1]	2,528,348	2,250,230
Isle of Capri Casinos, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 3/15/17[1]	4,865,900	4,907,465
Landry’s, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 4/24/18[1]	9,492,300	9,637,058
Michael Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 2/25/18[1]	4,548,089	4,583,623
NP OPCO LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/7/19[1]	1,765,000	1,771,986
Peninsula Gaming LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/3/17[1]	8,060,000	8,185,938
Revel Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 2/17/17[1]	13,030,000	10,352,739
Rock Ohio Caesars LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1%, 8/19/17[1]	86,667	89,050
Rock Ohio Caesars LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 1%-8.50%, 8/19/17[1]	433,333	445,250
Town Sports International, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/11/18[1]	7,032,933	7,129,635
Turtle Bay Holding Co. LLC, Sr. Sec. Credit Facilities Term Loan: Tranche A, 10.175%, 3/1/13[1,3]	323,016	319,786
Tranche B, 2.704%, 3/1/15[1,3]	637,581	569,041
U.S. Foodservice, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/31/17[1]	9,926,427	9,838,886

		134,001,059
Household Durables—0.7%
Party City Holdings, Inc., Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/27/19[1]	5,099,999	5,170,922

11	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Household Durables Continued
Spectrum Brands Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%-6.148%, 6/17/16[1]	$3,923,715	$3,949,289
Wilton Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 8/22/18[1]	5,850,000	5,915,813
		15,036,024
Leisure Equipment & Products—0.9%
Caesars Entertainment Corp. Sr. Credit Facilities 1st Lien Term Loan, Tranche B, 9.25%, 4/25/17[1]	6,670,000	6,579,955
MGM Resorts International, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche C, 5%, 2/23/15[1]	10,140,000	10,245,922
Stockbridge/SBE Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 13%, 5/2/17[1]	2,930,000	2,930,000
		19,755,877
Media—12.1%
Advanstar Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.62%, 6/2/14[1]	11,259,010	8,932,144
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 10/9/16[1]	19,971,690	18,398,920
Alpha Media Group, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 3%, 7/15/13[1,3]	2,045,183	511,296
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 4/4/19[1]	7,655,813	7,705,032
Atlantic Broadband Finance LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 10/4/19[1]	1,510,000	1,583,613
Barrington Broadcasting LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 6/14/17[1]	3,886,784	3,935,369
Bresnan Broadband Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 12/14/17[1]	5,656,818	5,690,845
Cinram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 12.144%, 12/31/13[2,3]	10,454,652	3,589,427
Cinram International, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 0.432%, 12/31/13[2,3]	543,949	13,600
Clear Channel Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche A, 3.616%, 7/30/14[1]	11,968,674	11,295,437
Tranche B, 3.866%, 1/29/16[1]	13,059,306	10,708,631
Cogeco Cable, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.50%, 9/10/19[1]	4,085,000	4,111,262
Cumulus Media, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/17/18[1]	5,611,028	5,650,103
DG FastChannel, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 7/26/18[1]	5,998,888	5,848,916
Dex Media West LLC, Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 7.25%, 10/24/14[1]	5,159,904	3,420,279

12	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Media Continued
Entercom Radio LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 11/23/18[1]	$1,885,333	$1,899,709
Fox Acquisition Sub LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 7/31/17[1]	10,225,000	10,327,250
Getty Images, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 11/7/16[1]	4,031,534	4,040,968
Granite Broadcasting Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.50%, 5/23/18[1]	5,770,538	5,763,324
Gray Television, Inc., Sr. Sec. Credit Facilities Term Loan, 3.74%, 12/31/14[1]	2,678,854	2,677,180
Instant Web, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.591%, 8/7/14[1]	849,192	662,370
Instant Web, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 3.591%, 8/7/14[1]	74,036	57,748
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 4/2/18[1]	1,234,375	1,240,470
Intelsat Jackson Holdings SA, Sr. Sec. Credit Facilities Term Loan, 3.221%, 2/1/14[1]	2,346,580	2,333,674
Legendary Pictures, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 6%, 6/9/17[1]	5,458,543	5,403,957
Lin Television Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/21/18[1]	2,823,663	2,858,958
Mediacom Communications Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E, 4.50%, 10/23/17[1]	5,376,250	5,318,455
Mediacom Communications Corp./MCC Georgia LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche FA, 4.50%, 10/23/17[1]	6,842,500	6,808,288
Merrill Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.59%, 12/24/12[1,4]	5,000,000	4,906,250
Merrill Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.987%-14.747%, 11/15/13[1,3,4]	11,524,069	8,297,330
Mood Media Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.623%, 5/6/18[1]	7,406,250	7,390,053
Newport Television LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 8.853%, 9/14/16[1]	12,191,513	12,301,919
Newport Television LLC/High Plains Broadcasting Operating Co. LLC, Sr. Sec. Credit Facilities Term Loan, 8.853%, 9/14/16[1]	3,370,126	3,400,646
OneLink Communications/San Juan Cable LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 6/9/17[1]	7,193,938	7,202,930
Playboy Enterprises, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 3/6/17[1]	2,897,786	2,926,837
Radio One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%, 3/31/16[1]	6,383,235	6,431,109
Star Tribune Co., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A, 8%, 9/29/14[1]	267,856	258,481
Tranche B, 8%, 9/29/14[1,3]	357,141	344,641
Summit Entertainment LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 9/7/16[1]	2,333,451	2,339,285

13	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Media Continued
Univision Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.466%, 3/31/17[1]	$24,301,000	$24,115,364
Univision Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.216%, 9/29/14[1]	694,300	693,432
WaveDivision Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 8/9/19[1]	12,850,000	12,962,438
Wide Open West Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 7/17/18[1]	19,326,563	19,532,422
Zuffa LLC, Sr. Sec. Credit Facilities Incremental Term Loan, Tranche B, 7.50%, 6/19/15[1]	635,953	639,398
		254,529,760
Multiline Retail—0.5%
Neiman Marcus Group, Inc., Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/16/18[1]	11,245,000	11,326,144
Specialty Retail—2.6%
Burlington Coat Factory Investments Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/23/17[1]	11,444,451	11,605,898
Harbor Freight Tools USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 11/14/17[1]	9,710,000	9,764,619
J. Crew Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/7/18[1]	7,133,879	7,145,343
Jo-Ann Stores, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/16/18[1]	10,490,882	10,533,506
Michaels Stores, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.875%-4.938%, 7/31/16[1]	10,002,246	10,098,698
Toys R Us Delaware, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 9/1/16[1]	5,586,000	5,562,723
		54,710,787
Textiles, Apparel & Luxury Goods—0.6%
Freedom Group, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/19/19[1]	2,740,000	2,761,120
Visant Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/22/16[1]	9,884,843	9,572,413
		12,333,533
Consumer Staples—4.8%
Beverages—0.5%
Ferrara Candy Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.50%-8.361%, 6/18/18[1]	11,670,750	11,823,929
Food & Staples Retailing—1.4%
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 9/29/18[1]	3,800,000	3,828,025
BJ’S Wholesale Club, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.75%, 3/29/19[1]	605,000	615,588

14	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Food & Staples Retailing Continued
Fairway Group Acquisition, Sr. Sec. Credit Facilities 1st Lien Term Loan, 8.25%, 8/13/18[1]	$3,380,000	$3,413,800
Roundy’s Supermarkets, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.656%, 2/13/19[1]	9,691,300	9,521,702
SUPERVALU, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/1/18[1]	11,381,475	11,467,724
		28,846,839
Food Products—1.8%
Del Monte Foods Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 3/8/18[1]	11,972,446	11,977,439
JBS USA LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/25/18[1]	2,962,500	2,955,075
Pierre Foods, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%-7.377%, 9/30/16[1]	15,631,474	15,721,027
Pierre Foods, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11.25%, 9/29/17[1]	6,525,000	6,594,328
		37,247,869
Household Products—0.1%
ACCO Brands Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 5/1/19[1]	2,069,600	2,087,063
Personal Products—1.0%
Levlad LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.836%, 3/5/15[1,3]	1,117,401	1,072,705
NBTY, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 4.25%, 10/1/17[1]	4,298,506	4,321,194
Prestige Brands, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 1/31/19[1]	2,670,909	2,701,910
Revlon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 11/19/17[1]	13,085,535	13,161,182
		21,256,991
Energy—2.9%
Energy Equipment & Services—2.0%
Buffalo Gulf Coast Terminals, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 10/31/17[1]	6,642,900	6,775,758
CCS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.216%-6.50%, 11/14/14[1]	8,384,564	8,360,967
EP Energy LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/24/18[1]	4,085,000	4,129,690
Frac Tech International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 5/6/16[1]	6,718,392	6,485,352
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 4/20/17[1]	14,109,535	14,168,330
Sheridan Production Co. LLC, Sr. Sec. Credit Facilities Term Loan:
Tranche I-A, 6.50%, 4/20/17[1]	1,869,629	1,877,420
Tranche I-M, 6.50%, 4/20/17[1]	1,141,980	1,146,739
		42,944,256

15	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels—0.9%
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, Delayed Draw, 8.50%, 2/27/14[1]	$1,517,973	$1,506,588
ATP Oil & Gas Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 8.50%, 2/17/14[1]	2,232,027	2,215,287
NGPL PipeCo LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 9/15/17[1]	7,865,000	8,035,411
Samson Investment Co., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6%, 9/19/18[1]	6,375,000	6,424,139
		18,181,425
Financials—4.5%
Capital Markets—1.9%
American Capital Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 7/19/16[1]	2,600,000	2,613,000
Fortress Investment Group LLC, Sr. Sec. Credit Facilities Term Loan, 5.75%, 10/7/15[1]	2,446,799	2,456,419
Nuveen Investments, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.862%-5.947%, 5/13/17[1]	9,278,420	9,276,490
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.862%-5.947%, 5/13/17[1]	6,938,575	6,940,746
Nuveen Investments, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 8.25%, 2/28/19[1]	6,340,000	6,398,119
Springleaf Financial Funding Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 5/10/17[1]	12,905,000	12,659,805
		40,344,579
Commercial Banks—0.1%
ResCap Residential Capital LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession:
Tranche A1, 5%, 11/18/13[1]	1,825,000	1,835,265
Tranche A2, 6.75%, 11/18/13[1]	785,000	797,102
		2,632,367
Consumer Finance—0.3%
Fly Leasing Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.75%, 8/8/18[1]	7,440,000	7,443,102
Diversified Financial Services—0.5%
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche A2, 7%, 6/30/14[1]	10,000,000	10,075,000
Insurance—0.7%
Flying Fortress, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 6/30/17[1]	4,285,000	4,343,919
Swett & Crawford Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.466%, 4/3/14[1]	10,467,378	9,944,009
		14,287,928

16	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Real Estate Management & Development—0.8%
Realogy Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche B, 3.245%, 10/10/13[1]	$626,579	$620,035
Tranche B, 4.478%, 10/10/16[1]	10,856,398	10,743,307
Realogy Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, Delayed Draw, Tranche B, 13.50%, 10/15/17	5,443,000	5,504,234
		16,867,576
Thrifts & Mortgage Finance—0.2%
Homeward Residential, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.25%, 8/8/17[1]	3,450,000	3,503,906
Health Care—11.5%
Biotechnology—0.5%
Grifols, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 6/1/17[1]	11,438,171	11,462,477
Health Care Equipment & Supplies—4.6%
Alere, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4.75%, 6/30/17[1]	2,189,000	2,197,686
Axcan Intermediate Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, Tranche B, 5.50%, 2/10/17[1]	4,882,989	4,882,989
BSN Medical GmbH & Co., Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6%, 6/3/19[1]	7,275,000	7,332,596
Bausch & Lomb, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 5/17/19[1]	10,548,563	10,677,782
Capsugel Holdings US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 8/1/18[1]	3,524,862	3,548,362
Carestream Health, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 2/25/17[1]	14,083,368	13,960,139
Convatec Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 12/22/16[1]	8,705,607	8,746,928
DJO Finance LLC/DJO Finance Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.216%, 11/1/16[1]	7,201,391	7,212,647
DJO Finance LLC/DJO Finance Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 9/15/17[1]	5,766,025	5,794,855
Emdeon, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 11/2/18[1]	1,345,243	1,357,015
Golden Gate National Senior Care LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 5/4/18[1]	11,125,096	10,763,530
HCR ManorCare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 4/6/18[1]	7,169,892	7,062,344
Hologic, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 8/1/19[1]	1,210,000	1,225,730
IASIS Healthcare LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/3/18[1]	5,461,825	5,485,720
LHP Hospital Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 9%, 7/3/18[1]	2,294,250	2,323,000

17	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Health Care Equipment & Supplies Continued
National Mentor Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 2/9/17[1]	$6,060,690	$6,062,205
		98,633,528
Health Care Providers & Services—5.3%
Ardent Health Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 9/15/15[1]	11,081,713	11,137,122
Aveta, Inc./MMM Holdings, Inc. Sr. Sec. Credit Facilities 1st lien Term Loan, Tranche B, 8.50%, 4/4/17[1]	3,198,875	3,238,861
Aveta, Inc./NAMM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.50%, 4/4/17[1]	3,137,750	3,133,828
Community Health Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.862%-3.923%, 1/25/17[1]	405,142	407,533
Emergency Medical Services Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 5/25/18[1]	9,750,040	9,813,006
Gentiva Health Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 6.50%, 8/17/16[1]	9,805,475	9,768,704
Kindred Healthcare, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 6/1/18[1]	9,598,943	9,481,836
Multiplan, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 8/26/17[1]	13,454,448	13,518,921
Pharmaceutical Product Development, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%, 12/5/18[1]	10,778,550	10,890,830
Select Medical Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%-5.902%, 6/1/18[1]	16,063,574	16,174,010
Sun Healthcare Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8.75%-8.87%, 10/18/16[1]	6,983,889	6,975,159
US Renal Care, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.25%-7.131%, 7/3/19[1]	3,640,875	3,695,488
Vanguard Health Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 1/29/16[1]	7,332,928	7,385,175
inVentiv Health, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%, 8/4/16[1]	5,865,749	5,689,776
		111,310,249
Pharmaceuticals—1.1%
Catalent Pharma Solutions, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.216%, 9/15/16[1]	5,783,718	5,805,407
Catalent Pharma Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/15/17[1]	8,994,178	9,084,120
Par Pharmaceutical, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 8/2/19[1]	4,735,000	4,732,041
Valeant Pharmaceuticals International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.25%, 9/12/19[1]	2,965,000	2,969,943
		22,591,511

18	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Industrials—26.5%
Aerospace & Defense—2.9%
AM General LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 3.201%, 9/30/13[1]	$6,122,980	$5,898,468
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 4/20/17[1]	5,268,312	5,324,430
Delta Air Lines, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 3/7/16[1]	11,362,520	11,404,993
DynCorp International LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/7/16[1]	5,768,913	5,772,519
Evergreen Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 11.50%, 6/30/15[1]	10,469,557	9,841,384
IAP Worldwide Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 9.25%, 12/30/12[1]	19,249,928	16,314,313
US Airways Group, Inc., Sr. Sec. Credit Facilities Term Loan, 2.716%, 3/21/14[1]	5,000,000	4,910,000
United Air Lines, Inc., Sr. Sec. Credit Facilities Term Loan, 2.25%, 2/1/14[1]	1,267,176	1,258,069
		60,724,176
Building Products—1.1%
Atrium Cos., Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 10.881%, 4/30/16[1,3]	15,285,146	13,782,111
CPG International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 9/4/19[1]	7,200,000	7,227,000
Champion Opco LLC, Sr. Sec. Credit Facilities Term Loan, 9.487%, 12/31/13[1,3]	1,287,067	920,253
Flag Luxury Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.231%, 3/21/11[2]	1,837,461	110,248
Goodman Global, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 10/30/17[1]	620,455	628,520
		22,668,132
Commercial Services & Supplies—11.6%
ADS Waste Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 9/11/19[1]	9,900,000	9,982,497
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.25%, 12/17/17[1]	6,396,075	6,413,665
Advantage Sales & Marketing LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.25%, 6/18/18[1]	5,188,000	5,191,243
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 2/3/17[1]	3,447,500	3,460,428
Allied Security Holdings LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 2/2/18[1]	2,525,000	2,523,422
Asurion Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/24/18[1]	11,761,477	11,840,138
Asurion Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9%, 5/24/19[1]	4,358,280	4,516,268
Booz Allen & Hamilton, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 7/31/19[1]	1,320,000	1,329,212

19	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Commercial Services & Supplies Continued
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%-6.639%, 3/16/17[1]	$6,306,882	$6,385,719
Brock Holdings III, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10%, 3/16/18[1]	3,680,000	3,689,200
Ceridian Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.977%, 5/9/17[1]	8,105,561	8,166,353
Corporate Executive Board, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 7/2/19[1]	4,170,000	4,193,456
EVERTEC, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 9/30/16[1]	8,045,955	8,045,955
Expert Global Solutions, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 4/3/18[1]	12,905,150	13,023,748
First Data Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.217%, 3/26/18[1]	21,961,525	21,031,893
First Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche E2, 5.217%, 3/24/17[1]	9,864,081	9,716,889
First Data Corp., Sr. Sec. Credit Facilities Term Loan:
Tranche B, 5%, 9/30/18[1]	5,080,000	4,999,568
Tranche B-1, 2.967%-3.027%, 9/24/14[1]	229,369	228,595
Tranche B-2, 2.967%, 9/24/14[1]	111,188	110,743
Tranche B-3, 2.967%, 9/24/14[1]	97,134	96,664
Infogroup, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/26/18[1]	874,330	786,897
Interactive Data Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.50%, 2/11/18[1]	9,773,946	9,841,093
KAR Auction Services, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/19/17[1]	5,525,063	5,560,743
Language Line LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 6/20/16[1]	7,762,000	7,719,953
Language Line LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.50%, 12/20/16[1]	4,440,000	4,430,290
MoneyGram International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/17/17[1]	3,583,077	3,569,081
NES Rentals Holdings, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 13.25%, 10/20/14[1]	555,000	552,225
New Breed Logistics, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 9/7/19[1]	7,600,000	7,600,000
Plato Learning, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.50%, 5/17/18[1]	6,023,750	6,046,339
Protection One, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 3/21/19[1]	8,955,000	9,011,109
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.989%, 9/30/17[1]	2,093,921	2,081,707
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.966%, 12/29/17[1]	2,462,408	2,444,324

20	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Commercial Services & Supplies Continued
Sabre, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.966%, 9/30/17[1]	$13,602,529	$13,523,186
Sedgwick CMS, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5%, 12/31/16[1]	5,278,354	5,265,158
TransUnion LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 2/10/18[1]	3,870,752	3,911,394
Travelport LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%-4.961%, 8/21/15[1]	2,720,997	2,599,686
Travelport LLC, Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.50%-4.961%, 8/21/15[1]	7,388,716	7,059,305
Travelport LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche S, 4.862%, 8/23/15[1]	406,897	388,756
Travelport LLC, Sr. Sec. Credit Facilities Term Loan, Tranche B, 11%, 11/22/15[1]	805,000	820,764
U.S. Investigations Services, Inc., Sr. Sec. Credit Facilities Term Loan, Tranche B, 2.969%, 2/21/15[1]	8,842,128	8,245,285
WCA Waste Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 3/23/18[1]	6,034,675	6,072,486
Waste Industries USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 3/17/17[1]	5,189,910	5,222,430
West Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 5.75%, 8/1/18[1]	8,450,000	8,539,781
		246,237,648
Construction & Engineering—0.2%
Custom Building Products, Sr. Sec. Credit Facilities Term Loan, 5.75%, 3/19/15[1]	3,803,390	3,808,144
Electrical Equipment—4.0%
Applied Systems, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 12/8/16[1]	1,241,275	1,244,378
Applied Systems, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 9.50%, 6/8/17[1]	1,745,000	1,749,363
Attachmate Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.25%, 11/22/17[1]	15,027,844	15,168,730
Attachmate Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 11%, 11/22/18[1]	1,815,000	1,779,834
BNY ConvergEx Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 12/19/16[1]	7,633,045	7,384,972
CCC Information Services Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 11/11/15[1]	1,432,071	1,440,425
Eagle Parent, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 5/16/18[1]	9,228,188	9,299,706
Freescale Semiconductor Holdings, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.481%, 12/1/16[1]	18,541,258	18,161,162
Genesys Telecommunications, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/31/19[1]	8,379,000	8,476,758
OpenLink Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.75%, 10/30/17[1]	4,962,500	4,993,594

21	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Electrical Equipment Continued
Rocket Software, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7%, 2/8/18[1]	$2,729,375	$2,736,198
Trizetto Group Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.75%, 5/2/18[1]	12,736,350	12,700,535
		85,135,655
Industrial Conglomerates—1.1%
Hillman Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 5/31/16[1]	5,608,490	5,664,574
Rexnord LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 4/1/18[1]	5,558,000	5,591,087
Sensus USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 5/9/17[1]	7,047,663	7,074,091
Terex Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche 2, 5.50%, 4/28/17[1]	4,466,250	4,488,581
		22,818,333
Machinery—2.3%
BOC Edwards Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	6,172,727	6,219,157
CPM Holdings, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 8/15/17[1]	3,730,000	3,739,325
Colfax Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 1/11/19[1]	3,880,675	3,910,995
Edwards Cayman Islands II Ltd., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.50%, 5/31/16[1]	861,619	869,720
Manitowoc Co., Inc. (The), Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 11/13/17[1]	2,772,200	2,793,685
Pelican Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 7/11/18[1]	3,401,475	3,401,475
Pinafore LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 9/29/16[1]	4,729,177	4,763,463
Schrader International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 4/27/18[1]	2,250,000	2,280,938
Veyance Technologies, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 2.47%, 7/31/14[1]	19,448,090	19,243,885
Veyance Technologies, Inc., Sr. Sec. Credit Facilities Term Loan, Delayed Draw, 2.47%, 7/31/14[1]	2,432,296	2,406,757
		49,629,400
Marine—0.3%
Autoparts Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 7/29/17[1]	2,916,091	2,916,091
Navistar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 8/17/17[1]	3,180,000	3,231,675
		6,147,766

22	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Road & Rail—1.8%
Swift Transportation Co., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 5%, 12/21/17[1]	$8,940,893	$9,000,501
U.S. Xpress Enterprises, Inc., Sr. Sec. Credit Facilities Term Loan, 7.377%-7.50%, 10/12/14[1]	24,272,136	23,847,374
Wabash National Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 5/8/19[1]	5,213,800	5,285,670
		38,133,545
Trading Companies & Distributors—1.2%
International Lease Finance Corp./Delos Aircraft, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.75%, 4/12/16[1]	5,000,000	5,056,250
Ocwen Financial Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7%, 9/1/16[1]	3,298,407	3,334,294
Walter Investment Management Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.75%, 6/30/16[1]	3,400,000	3,442,500
Walter Investment Management Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 12.50%, 12/30/16[1]	3,000,000	3,120,000
iStar Financial, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche A1, 5.25%, 3/19/16[1]	2,190,774	2,211,313
Tranche A2, 7%, 3/19/17[1]	8,390,000	8,452,925
		25,617,282
Information Technology—3.9%
Computers & Peripherals—0.4%
CDW Corp., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4%, 7/15/17[1]	9,114,974	9,010,151
Electronic Equipment, Instruments & Components—0.2%
Aeroflex, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 5/9/18[1]	3,427,580	3,425,438
Internet Software & Services—0.5%
Avaya, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B3, 4.927%, 10/26/17[1]	3,571,979	3,274,315
Avaya, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B1, 3.177%, 10/24/14[1]	6,738,819	6,546,762
		9,821,077
IT Services—0.9%
Sophia LP, Sr. Sec Credit Facilities 1st Lien Term Loan, 6.25%, 7/19/18[1]	2,668,447	2,706,472
Vertafore, Inc., Sr. Sec Credit Facilities 1st Lien Term Loan, 5.25%, 7/29/16[1]	17,169,019	17,240,744
		19,947,216
Semiconductors & Semiconductor Equipment—1.0%
Freescale Semiconductor, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 2/28/19[1]	5,049,142	5,062,815
NXP BV, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/19/19[1]	11,741,000	11,897,543

23	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Semiconductors & Semiconductor Equipment Continued
NXP BV/NXP Funding LLC, Sr. Sec Credit Facilities 1st Lien Term Loan, 5.50%, 3/3/17[1]	$3,199,680	$3,262,339
		20,222,697
Software—0.9%
Deltek, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.50%, 11/3/16[1]	3,661,350	3,653,723
Infor US, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 4%, 4/5/18[1]	9,983,356	10,035,350
RedPrairie Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 8/6/18[1]	5,410,417	5,445,198
		19,134,271
Materials—6.5%
Chemicals—3.8%
Ascend Performance Materials LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/10/18[1]	3,880,500	3,895,052
Chemtura Corp., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, Tranche B, 5.50%, 8/29/16[1]	6,731,000	6,804,624
Cristal Inorganic Chemicals, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.112%, 11/15/14[1]	600,000	601,375
Houghton International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 1/29/16[1]	3,000,516	3,029,010
Ineos US Finance LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6.50%, 5/4/18[1]	7,129,611	7,212,365
K2 Pure Solutions NoCal LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 10%, 9/10/15[1]	4,259,636	4,344,829
Momentive Performance Materials, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/5/15[1]	3,176,145	3,076,890
Momentive Performance Materials, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 3.75%, 5/5/15[1]	1,950,200	1,889,256
Momentive Specialty Chemicals, Sr. Sec. Credit Facilities 1st Lien Term Loan:
Tranche C1-B, 4%, 5/5/15[1]	650,732	647,207
Tranche C2-B, 4.125%, 5/5/15[1]	437,032	434,664
Tranche C4-B, 4.25%, 5/5/15[1]	4,643,033	4,526,957
Nexeo Solutions LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 9/8/17[1]	1,171,963	1,166,103
PQ Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.966%, 7/30/14[1]	3,088,716	3,076,411
PQ Corp., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 6.716%, 7/30/15[1]	19,555,358	18,724,256
PolyOne Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 12/20/17[1]	1,007,388	1,016,518
Potters Holdings II LP, Sr. Sec. Credit Facilities 1st Lien Term Loan, 6%, 5/6/17[1]	1,787,375	1,789,615
Potters Holdings II LP, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 11/6/17[1]	1,535,000	1,551,309
Styron Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 8%, 8/2/17[1]	6,005,658	5,773,473
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.25%, 2/8/18[1]	1,085,493	1,096,375

24	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Chemicals Continued
Tronox, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Delayed Draw, 4.25%, 2/8/18[1]	$296,786	$299,754
Univar, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5%, 6/30/17[1]	9,619,473	9,597,675
		80,553,718
Construction Materials—0.7%
Grohe Holding GmbH, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 5/18/17[1]	6,583,500	6,501,206
Realogy Corp., Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.495%, 10/10/16[1]	847,486	815,625
Roofing Supply Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.50%-7.377%, 5/31/19[1]	6,517,250	6,606,863
		13,923,694
Containers & Packaging—0.7%
Consolidated Container Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.25%, 7/3/19[1]	3,640,000	3,683,982
Hilex Poly Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 11.25%, 11/19/15[1]	3,586,507	3,658,237
Reynolds Group Holdings Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 9/18/18[1]	7,650,000	7,690,614
		15,032,833
Metals & Mining—1.3%
Aleris International, Inc., Sr. Sec. Credit Facilities Term Loan, 2.408%, 12/19/13[2]	837,221	84
Arch Coal, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.75%, 5/16/18[1]	10,922,625	11,024,992
Fairmount Minerals Ltd., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 3/15/17[1]	5,985,000	5,980,511
Noranda Aluminum Acquisition Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/28/19[1]	4,975,000	5,038,745
Patriot Coal Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 9.25%, 12/31/13[1]	6,375,000	6,430,782
		28,475,114
Telecommunication Services—3.2%
Diversified Telecommunication Services—2.7%
IPC Systems, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.466%, 7/31/17[1]	9,902,326	9,654,768
Level 3 Communications, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.25%, 8/1/19[1]	3,135,000	3,162,431
Level 3 Financing, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan: Tranche B II, 3.25%, 8/1/19[1]	15,055,000	15,111,456
Tranche B2, 5.75%, 9/1/18[1]	2,210,000	2,224,504
Tranche B3, 5.656%, 9/3/18[1]	13,565,000	13,654,027
U.S. TelePacific Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.75%, 2/23/17[1]	5,851,314	5,753,790

25	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

	Principal Amount	Value
Diversified Telecommunication Services Continued
Zayo Group LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.125%, 7/2/19[1]	$6,743,100	$6,827,389
		56,388,365
Wireless Telecommunication Services—0.5%
Global Tel*Link Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 12/14/17[1]	10,337,420	10,436,806
Utilities—1.9%
Electric Utilities—1.9%
BRSP LLC, Sr. Sec. Credit Facilities Term Loan, 7.50%, 6/24/14[1]	6,044,600	6,044,600
Entegra Holdings LLC, Sr. Sec. Credit Facilities 3rd Lien Term Loan, Tranche B, 3.743%, 10/19/15[1,3]	2,881,369	1,695,205
GenOn Energy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6%, 12/4/17[1]	4,315,759	4,355,835
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 9%, 8/25/17[1]	5,959,563	5,929,759
La Paloma Generating Co. LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 10.25%, 8/25/18[1]	1,270,000	1,203,325
MACH Gen LLC, Sr. Sec. Credit Facilities 2nd Lien Term Loan, 4.976%, 2/22/15[1,3]	13,979,736	8,935,386
New Development Holdings LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 4.50%, 4/1/18[1]	4,352,262	4,370,807
Texas Competitive Electric Holdings Co. LLC, Non-Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.728%-3.938%, 10/10/14[1]	9,365,000	6,999,167
		39,534,084
Total Corporate Loans (Cost $1,988,098,671)		2,001,334,648
Corporate Bonds and Notes—2.2%
Advanced Micro Devices, Inc., 7.50% Sr. Unsec. Nts., 8/15/22[5]	2,085,000	2,022,450
Aleris International, Inc., 6% Bonds, 7/1/20	43,747	43,310
Berry Plastics Holding Corp., 4.264% Sr. Sec. Nts., 9/15/14[1]	8,685,000	8,663,288
Catalyst Paper Corp., 11% Sr. Sec. Nts., 12/15/16[2]	2,481,168	1,960,123
CCO Holdings LLC/CCO Holdings Capital Corp., 5.25% Sr. Unsec. Nts., 9/30/22	2,600,000	2,626,000
CHS/Community Health Systems, Inc., 5.125% Sr. Sec. Nts., 8/15/18	2,600,000	2,704,000
CIT Group, Inc., 5% Sr. Unsec. Nts., 8/15/22	1,565,000	1,636,458
Clear Channel Communications, Inc., 5.75% Sr. Unsec. Unsub. Nts., 1/15/13	4,800,000	4,830,000
Continental Rubber of America Corp., 4.50% Sr. Sec. Nts., 9/15/19[5]	1,970,000	2,017,280
Drill Rigs Holdings, Inc., 6.50% Sr. Sec. Nts., 10/1/17[5]	1,010,000	1,006,213
First Data Corp., 6.75% Sr. Sec. Nts., 11/1/20[5]	3,130,000	3,126,088
K Hovnanian Enterprises, Inc., 7.25% Sr. Sec. Nts., 10/15/20[5]	2,495,000	2,563,613
Offshore Group Investments Ltd., 11.50% Sr. Sec. Nts., 8/1/15	205,000	227,550
Univision Communications, Inc., 6.75% Sr. Sec. Nts., 9/15/22[5]	3,590,000	3,607,950

26	OPPENHEIMER MASTER LOAN FUND, LLC

	Principal Amount	Value
Corporate Bonds and Notes Continued
Verso Paper Holdings LLC/Verso Paper, Inc.: 11.75% Sr. Sec. Nts., 1/15/19[5]	$1,300,000	$1,007,500
11.75% Sr. Sec. Nts., 1/15/19[5]	5,230,000	5,543,800
Western Express, Inc., 12.50% Sr. Sec. Nts., 4/15/15[5]	3,120,000	2,106,000
Total Corporate Bonds and Notes (Cost $44,754,529)		45,691,623

	Shares
Preferred Stocks—0.0%
Alpha Media Group, Inc., Preferred[6] (Cost $0)	105	—
Common Stocks—0.7%
Aleris Corp.[7]	50,627	2,341,499
Alpha Media Group, Inc.[6]	784	—
Champion Opco LLC[6]	237,986	—
Cinram International Income Fund[6]	16,132,097	—
Levlad LLC[6]	7,730	23,189
Turtle Bay Holding Co. LLC[6]	293,838	264,454
Young Broadcasting, Inc., Cl. A6,8	3,899	13,061,650
Total Common Stocks (Cost $11,540,349)		15,690,792

	Units
Rights, Warrants and Certificates—0.5%
Champion Opco LLC Wts., Strike Price $0.000001, Exp. 1/27/20[6]	86,682	—
ION Media Networks, Inc. Wts., Strike Price $0.01, Exp. 12/18/16[6]	6,081	4,484,738
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24[6,8]	1,494	5,004,900
Total Rights, Warrants and Certificates (Cost $4,752,157)		9,489,638

	Shares
Investment Company—3.7%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[8,9] (Cost $77,763,778)	77,763,778	77,763,778
Total Investments, at Value (Cost $2,126,909,484)	101.8%	2,149,970,479
Liabilities in Excess of Other Assets	(1.8)	(37,628,665)

Net Assets	100.0%	$2,112,341,814

Footnotes to Statement of Investments

*September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

1. Represents the current interest rate for a variable or increasing rate security.

2. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and/or principal payments. The rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

3. Interest or dividend is paid-in-kind, when applicable.

4. Subject to a forbearance agreement. Rate shown is the original contractual interest rate. See Note 1 of the accompanying Notes.

27	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF INVESTMENTS    Continued

—5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $23,000,894 or 1.09% of the Fund’s net assets as of September 28, 2012.

6. Non-income producing security.

7. Restricted security. The aggregate value of restricted securities as of September 28, 2012 was $2,341,499, which represents 0.11% of the Fund’s net assets. See Note 6 of the accompanying Notes. Information concerning restricted securities is as follows:

Security	Acquisition Date	Cost	Value	Unrealized Depreciation
Aleris Corp.	4/23/10	$2,349,471	$2,341,499	$7,972

8. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended September 28, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares/Units/ Principal September 30, 2011	Gross Additions	Gross Reductions	Shares/Units/ Principal September 28, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	23,263,778	801,100,000	746,600,000	77,763,778
Young Broadcasting, Inc., Cl. A	5,508	—	1,609	3,899
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15	4,457,172	—	4,457,172	—
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24	1,920	135	561	1,494

		Value	Income	Realized Gain
Oppenheimer Institutional Money Market Fund, Cl. E		$77,763,778	$153,124	$—
Young Broadcasting, Inc., Cl. A		13,061,650	—	2,072,193
Young Broadcasting, Inc., Sr. Sec. Credit Facilities 1st Lien Exit Term Loan, 8%, 6/30/15		—	179,416	—
Young Broadcasting, Inc. Wts., Strike Price $0.01, Exp. 12/24/24		5,004,900	—	729,300

		$95,830,328	$332,540	$2,801,493

9. Rate shown is the 7-day yield as of September 28, 2012.

See accompanying Notes to Financial Statements.

28	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES    September 28, 20121

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $2,038,162,664)	$2,054,140,151
Affiliated companies (cost $88,746,820)	95,830,328
2,149,970,479
Cash	26,914,769
Receivables and other assets:
Investments sold	42,359,498
Interest, dividends and principal paydowns	9,087,603
Other	24,177
Total assets	2,228,356,526
Liabilities
Payables and other liabilities:
Investments purchased	115,193,460
Shares of beneficial interest redeemed	76,923
Trustees’ compensation	15,815
Shareholder communications	6,360
Other	722,154
Total liabilities	116,014,712
Net Assets—applicable to 163,984,720 shares of beneficial interest outstanding	$2,112,341,814
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$12.88

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

29	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENT OF OPERATIONS    For the Year Ended September 28, 20121

Investment Income
Interest:
Unaffiliated companies	$148,538,543
Affiliated companies	179,416
Dividends:
Unaffiliated companies	162,006
Affiliated companies	153,124
Other income	559,965
Total investment income	149,593,054
Expenses
Management fees	6,139,317
Custodian fees and expenses	411,427
Shareholder communications	14,464
Trustees’ compensation	49,869
Administration service fees	1,500
Other	202,298
Total expenses	6,818,875
Less waivers and reimbursements of expenses	(74,201)
Net expenses	6,744,674
Net Investment Income	142,848,380
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments from:
Unaffiliated companies	(22,960,823)
Affiliated companies	2,801,493
Net realized loss	(20,159,330)
Net change in unrealized appreciation/depreciation on:
Investments	99,020,734
Translation of assets and liabilities denominated in foreign currencies	7,633
Net change in unrealized appreciation/depreciation	99,028,367
Net Increase in Net Assets Resulting from Operations	$221,717,417

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

30	OPPENHEIMER MASTER LOAN FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 28, 2012[1]	Year Ended September 30, 2011
Operations
Net investment income	$142,848,380	$161,979,907
Net realized gain (loss)	(20,159,330)	7,587,706
Net change in unrealized appreciation/depreciation	99,028,367	(95,567,957)
Net increase in net assets resulting from operations	221,717,417	73,999,656
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	307,778,373	228,687,040
Payments for withdrawals	(359,203,397)	(198,724,070)
	(51,425,024)	29,962,970
Net Assets
Total increase	170,292,393	103,962,626
Beginning of period	1,942,049,421	1,838,086,795
End of period	$2,112,341,814	$1,942,049,421

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

See accompanying Notes to Financial Statements.

31	OPPENHEIMER MASTER LOAN FUND, LLC

FINANCIAL HIGHLIGHTS

	Year Ended September 28,		Year Ended September 30,
	2012[1]	2011	2010	2009	2008[2]

Per Share Operating Data
Net asset value, beginning of period	$11.56	$11.14	$9.96	$9.35	$10.00
Income (loss) from investment operations:
Net investment income[3]	.86	.93	.92	.76	.68
Net realized and unrealized gain (loss)	.46	(.51)	.26	(.15)	(1.33)
Total from investment operations	1.32	.42	1.18	.61	(.65)
Net asset value, end of period	$12.88	$11.56	$11.14	$9.96	$ 9.35

Total Return, at Net Asset Value[4]	11.42%	3.77%	11.85%	6.52%	(6.50)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,112,342	$1,942,049	$1,838,087	$1,073,069	$534,056
Average net assets (in thousands)	$2,045,550	$2,048,386	$1,449,988	$ 613,182	$523,536
Ratios to average net assets:[5]
Net investment income	6.98%	7.91%	8.68%	8.84%	7.56%
Total expenses[6]	0.33%	0.34%	0.36%	0.36%	0.39%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.33%	0.34%	0.35%	0.35%	0.37%
Portfolio turnover rate	60%	67%	72%	56%	53%

1. September 28, 2012 represents the last business day of the Fund’s 2012 fiscal year. See Note 1 of the accompanying Notes.

2. For the period from October 31, 2007 (commencement of operations) to September 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended September 28, 2012	0.33%
Year Ended September 30, 2011	0.34%
Year Ended September 30, 2010	0.37%
Year Ended September 30, 2009	0.37%
Period Ended September 30, 2008	0.41%

See accompanying Notes to Financial Statements.

32	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

Oppenheimer Master Loan Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund’s investment objective is to seek as high a level of current income and preservation of capital as is consistent with investing primarily in loans and other debt securities. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of September 28, 2012, approximately 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Fiscal Year End. The last day of the Fund’s fiscal year was the last day the New York Stock Exchange was open for trading. The Fund’s financial statements have been presented through that date to maintain consistency with the Fund’s net asset value calculations used for shareholder transactions.

Securities on a When-Issued or Delayed Delivery Basis. The Fund purchases and sells interests in Senior Loans and other portfolio securities on a “when issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

33	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

Loans. Under normal market conditions, the Fund will invest at least 80% of its net assets in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

As of September 28, 2012, securities with an aggregate market value of $2,001,334,648, representing 94.7% of the Fund’s net assets were comprised of loans.

Credit Risk. Loans and debt securities are subject to credit risk. Credit risk relates to the ability of the borrower under a loan or issuer of a debt to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers subsequently miss an interest payment. Information concerning securities not accruing income as of September 28, 2012 is as follows:

Cost	$12,729,367
Market Value	$5,717,731
Market Value as a % of Net Assets	0.27%

The Fund has entered into forbearance agreements with certain obligors under which the Fund has agreed to temporarily forego receipt of the original principal or coupon interest rates. As of September 28, 2012, securities with an aggregate market value of $13,203,580, representing 0.63% of the Fund’s net assets, were subject to these forbearance agreements. Interest and principal payments are contractually owed to the Fund with respect to these securities and will not be collected under these forbearance agreements.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to

34	OPPENHEIMER MASTER LOAN FUND, LLC

the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Trustees’ Compensation. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of trustees’ fees under the plan will not affect the net assets

35	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

1. Significant Accounting Policies Continued

of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

36	OPPENHEIMER MASTER LOAN FUND, LLC

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

37	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

38	OPPENHEIMER MASTER LOAN FUND, LLC

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of September 28, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Corporate Loans	$—	$2,001,334,564	$84	$2,001,334,648
Corporate Bonds and Notes	—	45,648,313	43,310	45,691,623
Preferred Stocks	—	—	—	—
Common Stocks	—	2,629,142	13,061,650	15,690,792
Rights, Warrants and Certificates	—	—	9,489,638	9,489,638
Investment Company	77,763,778	—	—	77,763,778

Total Assets	$77,763,778	$2,049,612,019	$22,594,682	$2,149,970,479

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

39	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

2. Securities Valuation Continued

The table below shows the transfers between Level 1 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers out of Level 1*	Transfers out of Level 2*	Transfers into Level 3*
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$(19,157)	$—	$19,157
Rights, Warrants and Certificates	—	(4,560,750)	4,560,750

Total Assets	$(19,157)	$(4,560,750)	$4,579,907

* Transferred from Level 1 and 2 to Level 3 because of the lack of observable market data due to a decrease in market activity for these securities.

The following is a reconciliation of assets in which significant unobservable inputs (level 3) were used in determining fair value:

	Value as of September 30, 2011	Realized gain	Change in unrealized appreciation	Accretion/ (amortization) of premium/ discount[a]	Purchases	Sales	Transfers into Level 3[b]	Value as of September 28, 2012
Assets Table
Investments, at Value:
Corporate Loans	$84	$—	$—	$—	$—	$—	$—	$84
Corporate Bonds and Notes	43,747	—	—	(437)	—	—	—	43,310
Common Stocks	14,975,262	2,072,192	918,863	—	385,876	(5,309,700)	19,157	13,061,650
Rights, Warrants and Certificates	4,992,000	729,300	667,382	—	391,500	(1,851,294)	4,560,750	9,489,638

Total Assets	$20,011,093	$2,801,492	$1,586,245	$(437)	$777,376	$(7,160,994)	$4,579,907	$22,594,682

a. Included in net investment income.

b. Transferred from Level 1 and 2 to Level 3 because of the lack of observable market data.

The total change in unrealized appreciation/depreciation included in the Statement of Operations attributable to level 3 investments still held at September 28, 2012 includes:

Change in unrealized appreciation
Common Stocks	$918,863
Rights, Warrants and Certificates	667,382

Total	$1,586,245

As of September 28, 2012, for certain common stocks that do not trade, the Manager has determined the fair value using weekly broker-dealer price quotations. For certain warrants that do not trade, the Manager has determined the fair value using monthly broker-dealer

40	OPPENHEIMER MASTER LOAN FUND, LLC

price quotations. The Manager fair valued certain thinly traded corporate bonds using monthly broker quotes.

The Manager periodically reviews pricing vendor and broker methodologies and inputs for securities classified within Level 3 to confirm that they are determined using unobservable inputs and have been appropriately classified. Such securities’ fair valuations could change significantly based on changes in unobservable inputs used by the pricing vendor or broker.

For the assets in which significant unobservable inputs (Level 3) were used by the Manager in determining fair valuation, valuations were provided by a pricing service or broker.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Year Ended September 28, 2012		Year Ended September 30, 2011
	Shares	Amount	Shares	Amount
Contributions	24,864,897	$307,778,373	20,013,205	$228,687,040
Withdrawals	(28,949,768)	(359,203,397)	(16,885,032)	(198,724,070)

Net increase (decrease)	(4,084,871)	$(51,425,024)	3,128,173	$29,962,970

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the year ended September 28, 2012, were as follows:

	Purchases	Sales
Investment securities	$1,246,734,580	$1,177,659,007

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.30%.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the year ended September 28, 2012, the Fund paid no fees to OFS for services to the Fund.

Waivers and Reimbursements of Expenses. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the year ended September 28, 2012, the Manager waived fees and/or reimbursed the Fund $74,201 for IMMF management fees.

41	OPPENHEIMER MASTER LOAN FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Continued

5. Fees and Other Transactions with Affiliates Continued

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Restricted Securities

As of September 28, 2012, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

7. Loan Commitments

Pursuant to the terms of certain credit agreements, the Fund has unfunded loan commitments of $86,667 at September 28, 2012. The Fund generally will maintain with its custodian, liquid investments having an aggregate value at least equal to the par value of unfunded loan commitments. At September 28, 2012, these commitments have a market value of $89,050 and have been included as Corporate Loans in the Statement of Investments.

8. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified

42	OPPENHEIMER MASTER LOAN FUND, LLC

damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

43	OPPENHEIMER MASTER LOAN FUND, LLC

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Master Loan Fund, LLC:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Master Loan Fund, LLC, including the statement of investments, as of September 28, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 28, 2012, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Master Loan Fund, LLC as of September 28, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period from October 31, 2007 (commencement of operations) to September 30, 2008, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 21, 2012

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited

Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio managers and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

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BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Margaret Hui and Joseph Welsh, the portfolio managers for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other front-end load and no-load loan participation funds. The Board noted that the Fund outperformed its performance universe median for the one- and three-year periods. The Board also considered that other Oppenheimer Funds hold all outstanding shares of the Fund.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail no-load loan participation funds with comparable asset levels and distribution features. The Board considered that the Fund’s actual and contractual management fees and total expenses were well below that of its expense group median and average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser,

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including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates. The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Trustees, approved the restructuring of the Fund’s investment advisory arrangement so that effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until earlier of August 31, 2013 or the effective date of the Restated Advisory Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until August 31, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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TRUSTEES AND OFFICERS    Unaudited

Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

William L. Armstrong, Chairman of the Board of Trustees and Trustee (since 2007) Age: 75	President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Armstrong has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Edward L. Cameron, Trustee (since 2007) Age: 74	Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000–June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Cameron has served on the Boards of certain Oppenheimer funds since 1999, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 2007) Age: 70	Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS    Unaudited / Continued

Sam Freedman, Trustee (since 2007) Age: 71	Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Freedman has served on the Boards of certain Oppenheimer funds since 1996, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Richard F. Grabish, Trustee (since 2008) Age: 64	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during the course of which he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2007) Age: 65	Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005); Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Age: 60	Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (and its predecessor firms); Board Chair (2008-Present) and Director (2004-Present), United Educators (insurance company); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee (since 2000) and Chair (since 2010), Newberry Library; Trustee, Mather LifeWays (since 2001); Trustee, BoardSource (2006-2009) and Chicago City Day School (1994-2005). Oversees 36 portfolios

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Victoria J. Herget, Continued	in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Robert J. Malone, Trustee (since 2007) Age: 68	Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (2006-2010); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (1986-2010); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Age: 59	Partner (1990-2012) of PricewaterhouseCoopers LLP (held various positions 1975-1990); Trustee (1992-2006) and member of Executive, Nominating and Audit Committees and Chair of Finance Committee of Lehigh University; and member, Women’s Investment Management Forum since inception. Oversees 36 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Age: 67	Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (since 2003); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee, Audit Committee member and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Executive Committee Member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 36 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

F. William Marshall, Jr., Trustee (since 2007) Age: 70	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996) and Mass Mutual Premier Funds (investment company) (since January 2012); President and

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TRUSTEES AND OFFICERS    Unaudited / Continued

F. William Marshall, Jr., Continued	Treasurer of the SIS Funds (private charitable fund) (January 1999 – March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.
INTERESTED TRUSTEE AND OFFICER	The address of Mr. Glavin is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Glavin serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an Officer for an indefinite term, or until his resignation, retirement, death or removal. Mr. Glavin is an Interested Trustee due to his positions with OppenheimerFunds, Inc. and its affiliates.

William F. Glavin, Jr., Trustee, President and Principal Executive Officer (since 2009) Age: 54	Chairman of the Manager (since December 2009); Chief Executive Officer and Director of the Manager (since January 2009); President of the Manager (since May 2009); Director of Oppenheimer Acquisition Corp. (“OAC”) (the Manager’s parent holding company) (since June 2009); Executive Vice President (March 2006-February 2009) and Chief Operating Officer (July 2007-February 2009) of Massachusetts Mutual Life Insurance Company (OAC’s parent company); Director (May 2004-March 2006) and Chief Operating Officer and Chief Compliance Officer (May 2004-January 2005), President (January 2005-March 2006) and Chief Executive Officer (June 2005-March 2006) of Babson Capital Management LLC; Director (March 2005-March 2006), President (May 2003-March 2006) and Chief Compliance Officer (July 2005-March 2006) of Babson Capital Securities, Inc. (a broker-dealer); President (May 2003-March 2006) of Babson Investment Company, Inc.; Director (May 2004-August 2006) of Babson Capital Europe Limited; Director (May 2004-October 2006) of Babson Capital Guernsey Limited; Director (May 2004-March 2006) of Babson Capital Management LLC; Non-Executive Director (March 2005-March 2007) of Baring Asset Management Limited; Director (February 2005-June 2006) Baring Pension Trustees Limited; Director and Treasurer (December 2003-November 2006) of Charter Oak Capital Management, Inc.; Director (May 2006-September 2006) of C.M. Benefit Insurance Company; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of C.M. Life Insurance Company; President (March 2006-May 2007) of MassMutual Assignment Company; Director (January 2005-December 2006), Deputy Chairman (March 2005-December 2006) and President (February 2005-March 2005) of MassMutual Holdings (Bermuda) Limited; Director (May 2008-June 2009) and Executive Vice President (June 2007-July 2009) of MML Bay State Life Insurance Company; Chief Executive Officer and President (April 2007-January 2009) of MML Distributors, LLC; and Chairman (March 2006-December 2008) and Chief Executive Officer (May 2007-December 2008) of MML Investors Services, Inc. Oversees 62 portfolios as a Trustee/Director and 94 portfolios as an officer in the OppenheimerFunds complex.

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OTHER OFFICERS OF THE FUND	The addresses of the Officers in the chart below are as follows: for Messrs. Gabinet and Ms. Nasta, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Welsh, Vandehey, Wixted and Ms. Hui, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Margaret Hui, Vice President (since 2007) Age: 54	Vice President of the Manager (since February 2005); Assistant Vice President of the Manager (October 1999-February 2005); Vice President-Syndications of Sanwa Bank California (January 1998-September 1999). A portfolio manager and officer of 2 portfolios in the OppenheimerFunds complex.

Joseph Welsh, Vice President (since 2007) Age: 48	Head of the Manager’s High Yield Corporate Debt Team (since April 2009); Senior Vice President of the Manager (since May 2009); Vice President of the Manager (December 2000-April 2009); Assistant Vice President of the Manager (December 1996-November 2000); a high yield bond analyst of the Manager (January 1995-December 1996); a CFA. A portfolio manager and officer of 5 portfolios in the OppenheimerFunds complex.

Arthur S. Gabinet, Secretary and Chief Legal Officer (since 2011) Age: 54	Executive Vice President (since May 2010) and General Counsel (since January 2011) of the Manager; General Counsel of the Distributor (since January 2011); General Counsel of Centennial Asset Management Corporation (since January 2011); Executive Vice President and General Counsel of HarbourView Asset Management Corporation (since January 2011); Assistant Secretary (since January 2011) and Director (since January 2011) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since January 2011); Director of Oppenheimer Real Asset Management, Inc. (since January 2011); Executive Vice President and General Counsel of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since January 2011); Executive Vice President and General Counsel of OFI Private Investments, Inc. (since January 2011); Vice President of OppenheimerFunds Legacy Program (January 2011-January 2012); Executive Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since January 2011); General Counsel, Asset Management of the Manager (May 2010-December 2010); Principal, The Vanguard Group (November 2005-April 2010); District Administrator, U.S. Securities and Exchange Commission (January 2003-October 2005). An officer of 94 portfolios in the OppenheimerFunds complex.

Christina M. Nasta, Vice President and Chief Business Officer (since 2011) Age: 39	Senior Vice President of the Manager (since July 2010); Vice President of the Manager (since January 2003); Vice President of OppenheimerFunds Distributor, Inc. (since January 2003). An officer of 94 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer (since 2007) Age: 62	Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983). An officer of 94 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer (since 2007) Age: 52	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May

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TRUSTEES AND OFFICERS    Unaudited / Continued

Brian W. Wixted, Continued	2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (June 2003-January 2012); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of OAC (March 1999-June 2008). An officer of 94 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request, by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER MASTER LOAN FUND, LLC

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder Servicing Agent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Counsel	K&L Gates LLP

©2012 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

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PRIVACY POLICY NOTICE

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds Distributor, Inc., the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated January 16, 2004. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

57	OPPENHEIMER MASTER LOAN FUND, LLC

INFORMATION AND SERVICES

General Information

Representatives available Mon–Fri 8am–8pm ET

1.800.CALL OPP (1.800.225.5677)

Written Correspondence and Transaction Requests

OppenheimerFunds Services

P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery

OppenheimerFunds Services

12100 East Iliff Avenue, Suite 300

Aurora, CO 80014

RA1241.001.0912    November 23, 2012

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $38,000 in fiscal 2012 and $37,300 in fiscal 2011.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $1,500 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $416,206 in fiscal 2012 and $153,900 in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: Internal control reviews, compliance procedures, GIPS attestation procedures, internal audit training, and surprise exams.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and $10,720 in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed $359,124 in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2012 and no such fees in fiscal 2011 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Directors.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 100%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $775,330 in fiscal 2012 and $166,120 in fiscal 2011 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.	The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/28/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b) Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master Loan Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date:	11/12/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date:	11/12/2012